EXHIBIT 10.3

                          SECURITIES PURCHASE AGREEMENT

         SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of May 18, 2005, by and among Terra Insight Corporation, a Delaware corporation (the "Company"), CompuPrint, Inc., a North Carolina corporation ("CPPT"), and the purchaser(s) set forth on the signature page hereto ("Buyer").

                                    WHEREAS:

         A. The parties are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

         B. Buyer desires to purchase, and the Company and CPPT desire to issue and sell, upon the terms and conditions set forth in this Agreement, such number of Units of shares of CPPT's common stock (the "Securities") at the price of $100,000 per Unit as is set forth on the signature page hereto. (The Company and CPPT are offering an aggregate of 50 Units for $5,000,000, with the 50 Units representing in the aggregate 10,000,000 shares of CPPT common stock), with the understanding that there will be 102,500,000 shares of CPPT stock outstanding on this closing of the sale of 25 Units.

         NOW THEREFORE, the Company and Buyer hereby agree as follows:

         1. PURCHASE AND SALE OF SECURITIES.

                  a. Purchase of Securities. On the Closing Date (as defined below), upon the acquisition of the Company by CPPT as described below and in the Company's Private Placement Memorandum dated March 31, 2005 (the "PPM"), CPPT shall issue and sell to Buyer and Buyer agrees to purchase from the Company the Securities.

                  b. Form of Payment. Upon execution of this Agreement, (i) Buyer shall pay the purchase price indicated on the signature page (the "Purchase Price") for the Securities to be issued and sold to Buyer at the Closing by cash or wire transfer of immediately available funds. All of such funds shall be paid by wire transfer to:

                          Account Name:             Gottbetter & Partners, LLP
                                                       Attorney Trust Account
                          Account No.:              49061322
                          ABA No.:                  021-000-089
                          Bank:                     Citibank N.A.
                          Special Instructions:     CompuPrint, Inc. Escrow

                  c. Closing Date. The date and time of the sale of the Securities pursuant to this Agreement (the "Closing Date") shall be the date of the acquisition of the Company by CPPT, and the receipt and clearance of the Purchase Price. Notwithstanding anything to the contrary herein, neither the Company nor CPPT is required to consummate the proposed acquisition of the Company by CPPT. The Company will not close on the acquisition if at least 25 Units are not subscribed and paid for prior to Closing. If no Closing occurs, all subscriptions will be returned to the Buyers without deduction therefrom.

         2. BUYER'S REPRESENTATIONS AND WARRANTIES. Buyer represents and warrants to the Company solely as to it that:

                  a. Investment Purpose. As of the date hereof, Buyer is purchasing the Securities for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.


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

                  b. Accredited Investor Status. Buyer is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Buyer has such experience in business and financial matters that it has the capacity to protect its own interests in connection with this transaction and is capable of evaluating the merits and risks of an investment in the Securities pursuant to this Agreement. Buyer has been represented by counsel and advisors of its choice. Buyer acknowledges that an investment in the Securities pursuant to this Agreement is speculative and involves a high degree of risk.

                  c. Reliance on Exemptions. Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company and CPPT are relying upon the truth and accuracy of, and Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire the Securities.

                  d. Information. Buyer has conducted its own independent investigation of the Company and CPPT, and has received the PPM, all documents, records, books and other information pertaining to Buyer's investment in the Company that has been requested by Buyer. Buyer represents that Buyer has carefully reviewed the information.

                  e. Governmental Review. Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities. There is no representation that any registration statement will be declared effective.

                  f. Transfer or Resale. Buyer understands that: (i) except as provided for herein, the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) Buyer shall have delivered to CPPT an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration to the reasonable satisfaction of CPPT, (c) the Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("Rule 144")) of Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an accredited investor, or (d) the Securities are sold pursuant to Rule 144, and Buyer shall have delivered to CPPT an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions to the reasonable satisfaction of CPPT; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933
Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither CPPT nor any other person is under any obligation to file to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the provisions herein). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

                  g. Legends. Buyer understands that until such time as the Securities have been registered under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

                           "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."


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

                  h. Authorization; Enforcement. This Agreement has been duly authorized and validly executed and delivered by Buyer and is a valid and binding agreement of Buyer enforceable against it in accordance with its terms
(i) subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application, (ii) subject to a court's discretionary authority with respect to the granting of specific performance, injunctive relief or other equitable remedies and (iii) except to the extent the indemnification and contribution provisions, if any, contained in any this Agreement may be limited by applicable federal or state securities laws or unenforceable as against public policy..

                  i. Residency. Buyer is a resident of the jurisdiction set forth immediately below Buyer's name on the signature page hereto.

                  j. Not an Affiliate. Buyer is not an officer, director or "affiliate" (as that term is defined in Rule 405 under the 1933 Act) of CPPT.

                  k. Absence of Conflicts. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby and thereby, and compliance with the requirements hereof and thereof by Buyer, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Buyer or (a) violate any provision of any indenture, instrument or agreement to which Buyer is a party or is subject, or by which Buyer or any of its assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Buyer to any third party; or
(d) require the approval of any non-governmental agency third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Buyer is subject or to which any of its assets, operations or management may be subject.

                  l. Manner of Sale. At no time was Buyer presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

                  m. Broker/Finder. Buyer represents that no broker or finder is entitled to any commission or fee.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND/OR CPPT. The Company and/or CPPT represents and warrants to Buyer that:

                  a. Organization and Qualification. Each of the Company and CPPT is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, organized or formed, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Each of the Company and CPPT is duly qualified or intends to apply for qualification as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or CPPT, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. Immediately prior to the proposed acquisition of the Company by CPPT, neither the Company nor CPPT has a subsidiary, except that the Company has formed Terra Resources, Inc. The term "subsidiary" means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.


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

                  b. Authorization; Enforcement. Each of the Company and CPPT has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of the Company and CPPT. This Agreement has been duly executed and delivered by the Company and CPPT by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company and CPPT accordingly. This Agreement constitutes a legal, valid and binding obligation of the Company and CPPT enforceable against the Company and CPPT in accordance with its terms.

                  c. Capitalization. As of March 30, 2005, the authorized capital stock of the Company consists of 45,000,000 shares of common stock, of which 10,000,000 shares are issued and outstanding, and 5,000,000 shares of preferred stock, of which no shares are issued and outstanding. Except as referenced herein, as of March 25, 2005, no shares of common stock or preferred stock are currently reserved for issuance other than those offered pursuant to the PPM, and shares underlying options, exercisable at $.32195 per share, pursuant to employment contracts with the Company's management described in the PPM. All of such outstanding reserved shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company.

                           As of May 16, 2005, the authorized capital stock of
CPPT consists of 100,000,000 shares of common stock, of which 22,500,000 shares shall be issued and outstanding as of the Closing, and 1,000,000 shares of preferred stock, of which no shares are issued and outstanding. Except as referenced herein, as of May 16, 2005, no shares of common stock or preferred stock are currently reserved for issuance. All of such outstanding reserved shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of CPPT are subject to preemptive rights or any other similar rights of the shareholders of CPPT or any liens or encumbrances imposed through the actions or failure to act of CPPT.

                           After the Closing, CPPT will be implementing a stock
option plan and a management incentive plan, which may be subdivided as appropriate, for employees, management and other persons entitled to participate in accordance with usual compensation practices for development stage technology companies. Except as referenced herein, there are no presently outstanding options, warrants, rights (including, without limitation, rights of first refusal, anti-dilution, conversion, preemptive or similar rights) or agreements for the purchase or acquisition from CPPT of any shares of its capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of its capital stock.

                  d. Issuance of Securities. The Securities to be issued and sold hereunder will be (i) duly and validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof,
(ii) free of restrictions on transfer other than restrictions on transfer under this Agreement and securities laws, (c) free of any liens, mortgages, claims, charges, security interests, restrictions or encumbrances of any kind ("Liens") other than as may be created by Buyer, and (d) not subject to any rights of first refusal, preemptive or similar rights existing prior to the issuance thereof. CPPT intends to increase its outstanding capital to effect the transactions contemplated by the proposed acquisition of the Company by CPPT and to effect the transactions contemplated by this Agreement.

                  e. No Conflicts. Each of the Company and CPPT represents that the execution, delivery and performance of this Agreement by it and the consummation by it of the transactions contemplated hereby and thereby will not
(i) conflict with or result in a violation of a provision of its Certificate of Incorporation or By-laws in effect after giving effect to the acquisition of the Company by CPPT, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which it is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which it or its securities are subject) applicable to it or by which any of its property or asset is bound or affected (except for such conflicts, defaults, terminations, amendments,


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

accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). It is not in violation of its Certificate of Incorporation, By-laws or other organizational documents and it is not in default (and no event has occurred which with notice or lapse of time or both could put it in default) under, and it has not taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which it is a party or by which any of its property or assets is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. Its businesses are not being conducted, and shall not be conducted so long as Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, it is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof or thereof; all of such consents, authorizations, orders, filings or registrations have been made or obtained or will be made or obtained within the required statutory or regulatory time periods, if any.

                  f. Absence of Litigation. Each of the Company and CPPT represents that there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to its knowledge, threatened against or affecting it, or its officers or directors in their capacity as such that would materially affect it.

                  g. Intellectual Property. Each of the Company and CPPT represents that it has the rights (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted. To its's knowledge, it is not infringing upon or in conflict with any right of any other person with respect to any Intangibles. No adverse claims have been asserted by any person to the ownership or use of any Intangibles that would materially adversely affect its use of any Intangibles.

                  h. No Materially Adverse Contracts, Etc. Each of the Company and CPPT represents that it is not subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in its judgment has or is expected in the future to have a material adverse effect on its operations or proposed operations. It is not a party to any contract or agreement which in the judgment of its officers has or is expected to have a material adverse effect on its operations. Neither the Company nor CPPT has granted any registration rights, including piggyback rights, to any person or entity, except pursuant to the terms of the acquisition of the Company by CPPT.

         4.       COVENANTS.

                  a. Use of Proceeds. CPPT shall use the proceeds from the sale of the Securities for its working capital.

                  b. Reimbursement. If (i) Buyer, other than by reason of own negligence or misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by any shareholder of the Company or CPPT, in connection with or as a result of the consummation of the transactions contemplated by this Agreement, or if Buyer is impleaded in any such action, proceeding or investigation by any Person, or (ii) Buyer, other than by reason of its own negligence or misconduct or by reason of its trading of the Common Stock in a manner that is illegal under the federal securities laws, becomes involved in any capacity in any action, proceeding or investigation brought by the SEC against or involving CPPT or in connection with or as a result of the consummation of the transactions contemplated by this Agreement, or if Buyer is impleaded in any such action, proceeding or investigation by any Person, then in any such case, CPPT will reimburse Buyer for its reasonable legal expenses incurred in connection therewith. The reimbursement obligations of CPPT under this section shall be in addition to any liability which CPPT may otherwise have. CPPT also agrees that neither Buyer nor any such affiliate, partner, director, agent, employee or controlling person shall have any liability to CPPT or any person or entity asserting claims on behalf of or in right of CPPT in connection with or as a result of the consummation of this Agreement, except as may be expressly and specifically provided in or contemplated by this Agreement.


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

                  c. Registration Statement. CPPT shall use its reasonable best efforts to file, within 90 days of the Closing, or as soon thereafter as is practicable, as more specifically provided in a Registration Rights Agreement with Buyer of even date, a registration statement with the Securities and Exchange Commission, at CPPT's expense, including registration for the resale from time to time by the Buyer of the common stock subscribed for pursuant to this Agreement. CPPT shall use its good faith efforts to promptly seek effectiveness of such registration statement and to file amendments and/or supplements thereto.

                  d. Cooperation of Buyer. Buyer shall provide relevant and accurate information to CPPT and shall cooperate with CPPT in the preparation and submission of the registration statement.

         5. CONDITIONS TO THE COMPANY'S AND CPPT'S OBLIGATION. The obligation of CPPT hereunder to issue and sell the Securities to Buyer at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company's and CPPT's sole benefit and may be waived by the Company and/or CPPT at any time in its sole discretion:

                  a. Buyer shall have executed this Agreement, and delivered the same to the Company and CPPT.

                  b. Buyer shall have delivered and the Purchase Price shall have been received in accordance with Section 1, and a total of at least 25 Units shall have been subscribed and paid for at a Closing.

                  c. The representations and warranties of Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Buyer at or prior to the Closing Date.

                  d. No undisclosed litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

         6. CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE. The obligation of Buyer to purchase the Securities at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for Buyer's sole benefit and may be waived by Buyer at any time in their sole discretion:

                  a. The Company and CPPT shall have executed this Agreement.

                  b. The representations and warranties of the Company and CPPT shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company and CPPT shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company and CPPT at or prior to the Closing Date.

                  c. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  d. No material undisclosed event shall have occurred which could reasonably be expected to have a material adverse effect on the Company.

                  e. A Closing on at least 25 Units shall occur.


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

         7. GOVERNING LAW; MISCELLANEOUS.

                  a. Governing Law. THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS AND THE NEW YORK STATE COURTS LOCATED IN NEW YORK COUNTY IN THE STATE OF NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. The Parties hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the Parties hereto against the other in respect of any matter arising out or in connection with this Agreement.

                  b. Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  c. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

                  d. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                  e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor CPPT nor Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. Except as provided herein, no provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

                  f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                           If to the Company:
                           Attn.: Roman Rozenberg, Chief Executive Officer Terra Insight Corporation
                           c/o Law Offices of Dan Brecher
                           99 Park Avenue, 16th Floor
                           New York, NY 10016


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

                           Telephone:  917-535-9500
                           Facsimile:  212-808-4155

                           With a copy (which shall not constitute notice) to:

                           Attn.:  Dan Brecher, Esq.
                           Law Offices of Dan Brecher
                           99 Park Avenue, 16th Floor
                           New York, NY 10016
                           Tel:  212-286-0747
                           Fax:  212-808-4155

                           If to CPPT:
                           Attn.: Roman Rozenberg
                           CompuPrint, Inc.
                           c/o Law Offices of Dan Brecher
                           99 Park Avenue, 16th Floor
                           New York, NY 10016
                           Telephone:  917-535-9500
                           Facsimile:  212-808-4155

                           With a copy (which shall not constitute notice) to:

                           Attn.:  Dan Brecher, Esq.
                           Law Offices of Dan Brecher
                           99 Park Avenue, 16th Floor
                           New York, NY 10016
                           Tel:  212-286-0747
                           Fax:  212-808-4155

                           And a second copy (which shall not constitute notice) to:

                           Attn.:  Adam S. Gottbetter, Esq.
                           Gottbetter & Partners, LLP
                           488 Madison Avenue, 12th Floor
                           New York, NY 10022
                           Tel:  212-400-6900
                           Fax No. 212-400-6901

                           If to Buyer:

                           At the address and facsimile number listed on the signature page hereof.

Each party shall provide notice to the other party of any change in address.

                  g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor CPPT nor Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(f), any Buyer may assign its rights hereunder to any person that purchases Securities in a private transaction from Buyer or to any of its affiliates.

                  h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  i. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  j. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  k. Survival. The representations, warranties and covenants made by each of the Company and Buyer in this Agreement, the annexes, schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement, shall survive the Closing and the consummation of the transactions contemplated hereby. In the event of a breach or violation of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement, irrespective of any investigation made by or on behalf of such party on or prior to the Closing Date.

                  l. Indemnification.

                           (a) Each of the Company and CPPT hereby agree to
indemnify and hold harmless Buyer and its officers, directors, partners and members (collectively, the "Buyer Indemnitees"), from and against any and all damages, and agrees to reimburse Buyer Indemnitees for all reasonable fees and expenses of legal counsel to the extent arising out of or in connection with:

                                    (i) any material misrepresentation, omission
of fact or breach of any of its representations or warranties contained in this Agreement; or

                                    (ii) any material failure by it to perform
in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement; or

                                    (iii) any action instituted against any
Buyer, or any of its affiliates, by any of its stockholders who is not an affiliate of Buyer, with respect to any of the transactions contemplated by this Agreement.

                           (b) Buyer hereby agrees to indemnify and hold
harmless the Company, CPPT, their affiliates and respective officers, directors, partners and members (collectively, the "Company Indemnitees"), from and against any and all damages, and agrees to reimburse the Company Indemnitees for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Company Indemnitees and to the extent arising out of or in connection with:

                                    (i) any material misrepresentation, omission
of fact, or breach of any of any Buyer's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by Buyer pursuant to this Agreement; or

                                    (ii) any material failure by Buyer to
perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement or any instrument, certificate or agreement entered into or delivered by Buyer pursuant to this Agreement.

                           (c) Promptly after receipt by either party hereto
seeking indemnification pursuant to this Section 8(m) (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party from whom indemnification pursuant to this Section 8(m) is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is actually prejudiced by such omission or delay. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof.

Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) the Indemnified Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x),
(y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

                            [signature page follows]

         IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

THE COMPANY:              TERRA INSIGHT CORPORATION

                          By:      /s/ Roman Rozenberg
                             --------------------------------------------------
                                   Roman Rozenberg, Chief Executive Officer

CPPT:                     COMPUPRINT, INC.

                          By:      /s/ David R. Allison
                             --------------------------------------------------
                                   Name:  /s/ David R. Allison
                                   Title: President

                          FOR AND ON BEHALF OF
BUYER:                    ZEBRA STRATEGIC HOLDINGS LIMITED

                          By:      /s/ David Ernest Bryant
                             --------------------------------------------------
                                   Name:  David Ernest Bryant
                                   Title: Authorised Signatory

                          STATE OF INCORPORATION/FORMATION:   BUI

                          ADDRESS:    c/o 11 Bath Street. St Helier
                                      Jersey, JE4 8UT Channel Islands
                          TELEPHONE:  00441534733401
                          FACSIMILE:  00441534727195

                          NUMBER OF UNITS SUBSCRIBED
                          FOR (at $100,000 per Unit):     10. Units

                                COMPUPRINT, INC.
                            TERRA INSIGHT CORPORATION

                              EFFECTIVE SUPPLEMENT
                        TO SECURITIES PURCHASE AGREEMENT
                    AND RELATED PRIVATE PLACEMENT MEMORANDUM

         The terms of the Offering by CompuPrint, Inc. ("CPPT"), which will occur simultaneously with its acquisition of Terra Insight Corporation ("TIC"), and the information provided herein, supplements and amends the terms and information set forth in the Securities Purchase Agreement, dated as of May 2005, and the related Private Placement Memorandum, dated March 31, 2005 ("PPM"). There is no other Supplement that applies to the March 31, 2005 PPM. To the extent there is a conflict with the Securities Purchase Agreement, the Private Placement Memorandum, the terms and provisions contained in this Supplement controls.

         This Closing of the Offering will be upon 17.5 Units at $100,000 per Unit, and is anticipated to occur on or about May 19, 2005, or as soon as practicable thereafter. Each Unit will entitle the purchaser to 137,777.8 shares of CPPT common stock. The 17.5 Units will represent an aggregate of 2,411,112 shares of CPPT common stock, and there will be 41,333,302 shares of common stock of CPPT outstanding on the Closing of 17.5 Units.

         Prior to this Closing, CPPT has an authorized capital of 100,000,000 shares of common stock, and will have 3,892,219 shares of common stock outstanding, and 1,000,000 shares of blank check preferred stock, none of which is issued or outstanding. Pursuant to the acquisition of TIC, CPPT will issue 35,029,971 shares to the shareholders of TIC. Any contemplated stock split/dividend and change in authorized capital will be effected at or subsequent to Closing. Additionally, after Closing, CPPT intends to increase its authorized capital to 250,000,000 shares of common stock and 25,000,000 shares of blank check preferred stock.

         On a post-closing basis giving effect to the transactions described above, CPPT will have a total authorized capital of 250,000,000 shares of common stock and 25,000,000 shares of blank check preferred stock, of which:

         o presently existing CPPT shareholders will own 3,892,219 shares of common stock;

         o the shareholders of TIC will own 35,029,971 shares of common stock and management options exercisable at $.32 a share;

         o the purchasers pursuant to this Closing will own 2,411,112 shares of common stock; and

         o        no shares of preferred stock will be issued or outstanding.

         Since the date of the Private Placement Memorandum, a substantial portion of the receivables shown therein have not been paid and may not be paid to TIC.

         CPPT shall use its reasonable best efforts to file, within 90 days of the Closing, or as soon thereafter as is practicable, a registration statement with the Securities and Exchange Commission, at CPPT's expense, including registration for the resale from time to time by the Buyer of the common stock subscribed for pursuant to this Agreement. CPPT shall use its reasonable best efforts to cause such registration statement to become effective within 180 days of the final Closing Date.

Dated:  May 18, 2005

Acknowledgment by Buyer:

The undersigned, in connection with the Private Placement being conducted pursuant to the Securities Purchase Agreement hereby acknowledges that the undersigned has received and read the Supplement, and agrees and consents to such terms, and consents to the stock split/dividend and change in authorized capital described above and any amendments to CPPT's certificate or articles of incorporation to effect the foregoing.

                                        FOR AND ON BEHALF OF ZEBRA STRATEGIC
                       Print Name:      HOLDINGS LIMINTED - DAVID ERNEST BRYANT
                                  ---------------------------------------------
                                                           AUTHORISED SIGNATORY
                       Signature:       /s/ David Ernest Bryant
                                 ----------------------------------------------

                       Date:            19 MAY 2005
                            ---------------------------------------------------